                                                                   EXHIBIT 10.23

COMMERCIAL INSTALLMENT NOTE (with Financial Covenants)
(Kentucky version)                     00776-5 (10/93)
Amount  $1,200,000.00
City, State  Louisville, KY
Date  December 1, 1994
Debtor Name  PJVA, Inc. and PJVA, Inc.
Debtor # _____________________________
Obligation # _________________________
Office  313108109 Lou/Regional

FOR VALUE RECEIVED, the undersigned ("Debtor") promises to pay to the order of NATIONAL CITY BANK KENTUCKY ("Bank), which has its principal place of business in Louisville, Kentucky, at any office of Bank, ONE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS in lawful money of the United States together with interest, in 42 consecutive monthly installments, commencing the 1st day of June, 1995. Each installment shall consist of

 (XX) principal in the amount of twenty-eight thousand five hundred seventy-one and 43/100 dollars ($28,571.43) plus the unpaid interest accrued on this note. ** SEE ADDENDUM TO NOTE **

 (  ) principal and the unpaid interest accrued on this note in the aggregate
      amount of                                  dollars ($                  ),
      provided that in no event shall any installment be less than the unpaid interest accrued on this note except that the final installment shall be in such amount as will pay all of the unpaid principal of and unpaid interest accrued on this note in full.

Prior to maturity, principal and any overdue interest shall bear interest computed daily (on the basis of a 360-day year and actual days elapsed) at a rate which shall be

 (  ) the rate of                             percent (          %) per annum.
      Debtor may not prepay the principal of this note in part at any time. However, Debtor may prepay the principal of this note in whole at any time upon one (1) Business Day's prior written notice to Bank if, concurrently with the prepayment, Debtor pays to Bank a premium based upon the principal amount prepaid and computed (on the basis of a 360-day year and actual days elapsed) at a rate per annum equal to the excess, if any, of the interest rate stated in this paragraph over the Reinvestment Rate, for the period from the date of prepayment to the date on which the final installment is payable.

 (XX) a fluctuating rate which is one quarter percent (1/4%) per annum above the Prime Rate. Debtor may prepay the principal of this note in whole or in part at any time without premium or penalty.

Concurrently with each prepayment of the principal of this note, Debtor shall pay the unpaid interest accrued on the principal being prepaid, and each prepayment shall be applied to the outstanding installments of this note in the inverse order of their respective due dates.

Debtor authorizes Bank to share all credit and financial information relating to Debtor with Bank's parent company, and with any subsidiary or affiliate company of Bank or of Bank's parent company.

If Debtor fails to pay an installment in full within ten (10) days after its due date, Debtor, in each case, will incur and shall pay a late charge equal to the greater of twenty dollars ($20.00) or five percent (5%) of the unpaid amount. The payment of late charge will not cure or constitute a waiver of any Event of Default under this note.

Except as otherwise provided in writing, payments will be applied first to installments in the order of their respective due dates and then to late charges in the order of their respective due dates; provided, however, that if a payment so applied would pay the principal of this note in full, but leave late charges outstanding, such payment will instead be applied to late charges prior to being applied to the principal portion of the final installment. Each payment of an installment shall be applied first to accrued but unpaid interest and then to principal.

In its discretion, Bank may, from time to time, unilaterally change any provision for the application of payments and installments by giving written notice to Debtor of the change. The notice shall be mailed to the address indicated herein or such other address that Debtor may furnish in writing to an appropriate officer of Bank and shall be mailed not less than fifteen (15) days prior to the effective date of such change.

If this note is not paid in full at maturity (whether by lapse of time, acceleration of maturity or otherwise), the interest rate otherwise in effect hereunder shall be increased by three percent (3%) per annum, provided that in no event shall the principal of and interest on this note bear interest after maturity at a rate less than the interest rate actually in effect hereunder immediately after maturity.

In consideration of Bank's granting the loan evidenced by this note, Debtor further agrees with Bank as follows:

 (WARRANTIES) Debtor represents and warrants to Bank as follows:

                                [X] corporation
 1.1 (ORGANIZATION) Debtor is a [_] partnership organized and in good standing under VIRGINIA law having its chief executive office at the address set forth opposite Debtor's signature below. Debtor has only the following Subsidiaries, if any: N/A. Debtor is duly qualified to transact business in each state or other jurisdiction in which Debtor owns or leases any real property or in which Debtor's counsel reasonably believes such qualification is necessary.

 1.2 (AUTHORITY) Debtor has requisite power and authority to enter into this note. No registration with or approval of any governmental agency of any kind is required on the part of Debtor for the due execution and delivery or for the enforceability of this note. Each officer executing and delivering this note on behalf of Debtor has been duly authorized to do so. Neither the execution and delivery of this note by Debtor nor its performance and observance of the respective provisions hereof will violate any existing provision in its articles of incorporation, regulations or by-laws or any applicable law or violate or otherwise constitute a default under any contract or other obligation now existing and binding upon it. Upon the execution and delivery hereof, this note will become a valid and binding obligation of Debtor.

 1.3 (LITIGATION) No litigation or proceeding is pending against Debtor before any court or any administrative agency which in the opinion of Debtor's officers might, if successful, have a material, adverse effect on Debtor.

 1.4 (TAXES) Debtor has filed all federal, state and local tax returns which are required to be filed by it and paid all taxes due as shown thereon (except to the extent, if any, permitted by subsection 2.2). Neither the Internal Revenue Service nor any other federal, state or local taxing authority has alleged any material default by Debtor in the payment of any tax material in amount or threatened to make any assessment in respect thereof which has not been reflected in the financial statements referred to in subsection 1.7.

1.5 (ASSETS) Debtor has good and marketable title to all assets reflected in its September, 1994, balance sheet except for changes resulting from transactions in the ordinary course of business. All such assets are clear of any mortgage, security interest or other lien of any kind other than any permitted by subsection 4.3.

1.6 (COMPLIANCE WITH LAW) Debtor's operations are in full compliance with all material requirements imposed by law, whether federal or state, including, without limitation, the Occupational Safety and Health Act, federal and state environmental protection laws and zoning ordinances.

1.7 (FINANCIAL STATEMENTS) All financial statements and credit applications delivered by Debtor to Bank accurately reflect Debtor's financial condition and operations at the times and for the periods therein stated.

2. (AFFIRMATIVE COVENANTS) Debtor agrees that so long as any Bank Debt remains outstanding, Debtor shall perform and observe each of the following:

2.1 (FINANCIAL STATEMENTS) Debtor will furnish each of the following to Bank (a) as soon as available and in any event within ninety (90) days after the end of each of Debtor's fiscal years, an annual report of Debtor for that year.
If this box [ ] is checked, then Debtor's annual report shall be [ ] audited [ ] reviewed [x] complied by a certified public accountant selected by Debtor and reasonably acceptable to Bank.
(b)if this box [x] is checked, then as soon as available and in any event within fifteen (15) days after the end of each of the quarterly periods of each of Debtor's fiscal years.

  (1) Debtor's balance sheet as at the end of the period and its income statement and surplus reconciliation for Debtor's current fiscal year to date certified by an appropriate officer of Debtor to be true and complete to the best of his knowledge and belief, and

  (2) that officer's certification that he knows of no Potential Event of Default that is then existing or if any does, a brief description thereof and of Debtor's intentions in respect thereof,

(c) forthwith upon Bank's written request, such other information in writing about Debtor's financial condition, properties and operations as Bank may from time to time reasonably request.

All of Debtor's financial statements shall be prepared in accordance with GAAP consistently applied except as disclosed therein and in form and detail satisfactory to Bank.

2.2 (TAXES) Debtor will pay in full, prior in each case to the date when penalties for the nonpayment thereof would attach, all taxes, assessments and governmental charges and levies for which it may be or become subject and all lawful claims which, if unpaid, might become a lien or charge upon its property; PROVIDED, that no item need be paid so long as and to the extent that it is contested in good faith and by timely and appropriate proceedings effective to stay the enforcement thereof.

2.3 (RECORDKEEPING) Debtor will at all times keep true and complete financial records in accordance with GAAP and, without limiting the generality of the foregoing, make appropriate accruals to reserves for estimated and contingent losses and liabilities. Debtor will permit Bank at all reasonable times to examine Debtor's properties and records and to make copies of and extracts from such records at Bank's expense.

2.4 (INSURANCE) Debtor will keep itself and all of its insurable properties insured at all times to such extent, by such insurers and against such hazards and liabilities as is generally and prudently done by like businesses, and further in accordance with the provisions of the Related Writings.

2.5 (EXISTENCE) Debtor will at all times maintain its existence, rights and franchises.

2.6 (COMPLIANCE WITH LAW) Debtor will comply with all applicable provisions of the Occupational Safety and Health Act, federal and state environmental protection laws and every other law (whether statutory, administrative, judicial or other and whether federal, state or local) and every lawful governmental order if non-compliance with such law or order would have a material, adverse effect on Debtor's business or credit; PROVIDED, that any alleged noncompliance shall not be an Event of Default if and to the extent

  (a) appropriate corrective measures are commenced within thirty (30) days after the non-compliance becomes apparent or is alleged, and thereafter are diligently pursued to the satisfaction of or being corrected by procedures satisfactory to the court, agency or other governmental authority in question, or

  (b) the alleged non-compliance is contested in good faith by timely and appropriate proceedings effective to stay the enforcement thereof.

2.7 (MAINTENANCE) Debtor will maintain all of its fixed assets in good working order and condition, ordinary wear and tear excepted.

2.8 (NOTICES) Debtor will cause its chief financial officer, or in his absence another officer designated by him, to give Bank prompt written notice whenever
(a) Debtor receives notice from any ERISA regulator that a default under ERISA exists. (b) Debtor receives notice from any court, agency or other government authority of any alleged non-compliance with any law or order of the kind referred to in subsection 2.6 (c) the Internal Revenue Service or any other federal, state or local taxing authority shall allege any material default by Debtor in the payment of any tax material in amount or shall threaten or make any assessment in respect thereof, (d) any litigation or proceeding shall be brought against Debtor before any court or administrative agency which, if successful, might have a material, adverse effect on Debtor, (e) there shall be filed any application for a determination of the qualified status of any employee benefit plan, or (f) he reasonably believes that any Potential Event of Default has occurred or that any other representation or warranty made in section 1 shall for any reason have ceased in any material respect to be true and complete.

2.9 (BUSINESS PURPOSE) All funds disbursed under this note will be used for business or commercial purposes.

3. (FINANCIAL COVENANTS) Debtor will comply with the following financial covenants with Bank as follows (applicable subsections must be initialed by Debtor):

         ** SEE ADDENDUM TO NOTE**

____ 3.1 (TANGIBLE NET WORTH) Debtor's Tangible Net Worth shall at no time be less than __________________________________________ dollars
     ($_______________).
____ 3.2 (EFFECTIVE TANGIBLE NET WORTH) Debtor's Tangible Net Worth plus its
     Subordinated Debt, if any, shall at no time be. less than ______________________ dollars ($__________________________).
____ 3.3 (WORKING CAPITAL) Debtor will not at any time suffer or permit its current assets less its current liabilities to be less than ____________________ dollars ($__________________________).
____ 3.4 (PRETAX INTEREST COVERAGE) Debtor will not, during any fiscal year of Debtor (commencing with the present fiscal year), suffer or permit the ratio of (a) the aggregate of its net income for that year plus its interest expense for that year plus its federal, state and local income taxes for that year to (b) its interest expense for that year, to be less than _________________ :1.

________ 3.5 (DEBT TO TANGIBLE NET WORTH RATIO) The total of all of Debtor's INITIALS Debt shall not exceed an amount equal to ____________________________
          _____________________________________________________________________
          percent (________%) of Debtor's Tangible Net Worth.

________ 3.6 (DEBT TO EFFECTIVE NET WORTH RATIO) The total of all of Debtor's INITIALS Debt less its Subordinated Debt shall not exceed an amount equal to
          _____________________________________________________________ percent
          (_________%) the sum of Debtor's Tangible Net Worth plus its, Subordinated Debt, if any.

4.  (NEGATIVE COVENANTS)  Debtor further covenants with Bank as follows:
    4.1 (MERGERS) Debtor will not
        (a) be a party of any merger or consolidation,
        (b) purchase or otherwise acquire the business or all or substantially all of the assets of another corporation or business, or
        (c) lease as lessor, sell, sell-leaseback or otherwise transfer (whether in one transaction or a series of transactions) all or any substantial part of its fixed assets (other than chattels that shall have become obsolete or no longer useful in its present business).
    4.2 (BORROWINGS) Debtor will not create, assume or have outstanding at any time any Debt; provided, that this subsection shall not apply to any Bank Debt or any Subordinated Debt or any existing or future Debt secured by a purchase money security interest permitted by subsection 4.3 or incurred under a lease permitted by subsection 4.3 or any existing Debt fully disclosed in Debtor's most recent financial statements, and any renewal or extension thereof in whole or in part.
    4.3 (LIENS; LEASES) Debtor will not (a) acquire or hold any property subject to any land contract, inventory consignment, lease or other title retention contract, (b) sell or otherwise transfer any Receivables, whether with or without recourse, or (c) suffer or permit any property now owned or hereafter acquired by it to be or become encumbered by any mortgage, security interest, lien or financing statement; provided, that this subsection shall not apply to (i) any lien for a tax, assessment or government charge or levy, (ii) any lien securing only workers' compensation, unemployment insurance or similar obligations, (iii) any mechanic's, carrier's, landlord's or similar common law or statutory lien incurred in the normal course of business, (iv) zoning or deed restrictions, public utility easements, minor title irregularities and similar matters having no adverse effect as a practical matter on the ownership or use of any of the property in question, (v) any lien securing or given in lieu of surety, stay, appeal or performance bonds, or securing performance of contracts or bids (other than contracts for payment of money borrowed), or deposits required by law or governmental regulations or by any court order, decree, judgment or rule or as a condition to the transaction of business or the exercise of any right, privilege or license, (vi) any existing lien fully disclosed in Debtor's most recent financial statements delivered to Bank, (vii) any mortgage, security interest or other lien which is created or assumed in purchasing, constructing or improving any real property or to which any real property is subject when purchased, provided, that (A) mortgage, security interest or other lien is confined to the property in question and (B) the Debt secured thereby does not exceed the total cost of the purchase, construction or improvement, (viii) any lease as lessee, (ix) any transfer of a check or other medium of payment deposit or collection, or any similar transaction in the normal course of business, or (x) any financing statement perfecting a security interest that would be permissible under this subsection.
5. (DEFAULT; REMEDIES) The occurrence of any of the following shall constitute an Event of Default hereunder: (a) Debtor's Bank Debt or any part thereof shall not be paid in full promptly when due (whether by lapse of time, acceleration of maturity or otherwise); (b) any Obligor shall die or be dissolved; (c) any representation or warranty by any Obligor in this note or any Related Writing shall be false or erroneous in any material respect; (d) any Obligor shall fail or omit to perform or observe any agreement made by that Obligor in this note or in any Related Writing; (e) a judgement shall be entered against any Obligor in any court of record; (f) any deposit account of any Obligor is attached or levied upon; (g) any voluntary petition by or involuntary petition against any Obligor shall be filed pursuant to any chapter of any bankruptcy code or any Obligor shall make an assignment for the benefit of creditors, or there shall be any other marshalling of the assets and liabilities of any Obligor for the benefit of the Obligor's creditors; or (h) any Obligor's Bank Debt or any part thereof shall not be paid in full immediately when due (whether due by lapse of time, or acceleration or otherwise). Upon the occurrence of an Event of Default, the holder of this note may, in its sole discretion, declare this note to be due and payable, and the principal of and interest on this note shall thereupon become immediately payable in full, without any presentment, demand, or notice of any kind, which Debtor hereby waives. Debtor will pay to bank all costs and expenses of collection of the note, including, without limitation, attorneys' fees.
6. (DEFINITIONS) In addition to the words and terms elsewhere defined in this note, any accounting term used in this note shall have the meaning ascribed thereto by GAAP, and the following words and terms shall have the following meanings:
    Account Officer means that officer who at the time in question is designated by Bank as the officer having primary responsibility for giving consideration to Debtor's requests for credit or, in that officer's absence, that officer's immediate superior or any other officer who reports directly to that superior officer;
    Bank Debt means Debt payable to Bank, whether initially payable to Bank or acquired by Bank by purchase, pledge or otherwise and whether assigned or participated to or from Bank in whole or in part;
    Business Day means a day on which Bank's main office is open to the public for carrying on substantially all of its banking functions, but should not include Saturdays, Sundays or legal holidays;
    Debt means, collectively, all monetary liabilities, and any charges and expenses incurred in connection therewith, now or hereafter owing by the Person or Persons in question, including, without limitation, every such liability whether owing by such Person or one (1) of such Person alone or jointly, severally or jointly and severally, whether created by loan, overdraft, guaranty or other contract or by quasi-contract, tort statute or other operation of law;
    ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time;
    ERISA Regulator means any governmental agency having any regulatory authority over any of Debtor's pension plans, including, without limitation, the Department of Labor, the Internal Revenue Service and the Pension Benefit Guaranty Corporation;
    GAAP refers to generally accepted accounting principals, applied on a basis consistent with Debtor's accounting procedures in effect on the date hereof; Obligor means any Person who is or shall become obligated or whose property is or shall serve as collateral for the payment of Debtor's Bar Debt or any part thereof in any manner, and in addition to Debtor, includes, without limitation, any maker, endorser, guarantor, subordinating creditor, assignor, pledgor, mortgagor or hypothecator of property;
    Person means a natural person or entity of any kind, including, without limitation, any corporation, partnership, trust, governmental body, or any other form or kind of entity;
    Potential Event of Default means an event which constitutes, or which with the lapse of time or the giving of notice or both would constitute an Event of Default;

     Prime Rate means the fluctuating rate of interest which is publicly announced from time to time by Bank at its principal place of business as being its "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder, it being agreed that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating rate loans;

     Receivable means a claim for money due or to become due to Debtor, whether classified as an account, instrument, chattel paper, generally intangible, incorporeal hereditament or otherwise, and all proceeds of the foregoing;

     Reinvestment Rate means a rate of interest equal to the "bond equivalent yield" for the most actively traded issues of U.S. Treasury Bills, U.S. Treasury Notes or U.S. Treasury Bonds for a term similar to the period from the date of prepayment to the due date of the final installment of this note and in a principal amount comparable to the principal amount being prepaid, all as reasonably determined by Bank;

     Related Writing means a writing of any form or substance signed by any Obligor (whether as principal or agent) or by any attorney accountant or other representative of any Obligor and received by Bank in respect of Debtor's Bank Debt or any part thereof, including, without limitation, any credit application, credit agreement, reimbursement agreement, financial statement, promissory note, guaranty, indenture, mortgage, security agreement, authorization, subordination agreement, certificate, opinion or any similar writing, but shall not include any commitment letter issued by Bank, without regard to whether Debtor or any other Person signed or acknowledged receipt thereof;

     Subordinated Debt, means any Debt the payment of which has been subordinated to the payment in full of Bank Debt, whether by its terms or by separate written instrument, in either case in form and substance satisfactory to Bank;

     Subsidiary means a Person, other than a natural person, of which a majority of the outstanding capital stock (or other form of ownership) or a majority of the voting power in any election of directors is (or upon the exercise of any outstanding warrants, options or other rights would be) owned directly, or indirectly through one or more Subsidiaries, by another Person, other than a natural person; and

     Tangible Net Worth means net worth less intangible assets, including, without limitation, patents, trademarks, goodwill and treasury stock.

7. (SHARING INFORMATION) Debtor authorizes Bank to share all credit and financial information relating to Debtor with Bank's parent company, and with any subsidiary or affiliate company of Bank, or of Bank's parent company.

8. (NOTICES) Except as otherwise provided in this note, a notice to or request of Debtor shall be deemed to have been given or made hereunder when a writing to that effect shall have been delivered to an officer of Debtor of five (5) days after a writing to that effect shall have been deposited in the United States mail and sent, with postage prepaid by registered or certified mail, to Debtor at the address of Debtor's chief executive office (or to such other address as Debtor may hereafter furnish to Bank in writing for that purpose), irrespective of whether the writing is actually received by Debtor. No other method of giving actual notice to or making a request of Debtor is hereby precluded.
Every notice required to be given to Bank pursuant to this note shall be delivered to an Account Officer.

9. (INTERPRETATION) Any holder's delay or omission in the exercise of any right under this note shall not operate as a waiver of that right or of any other right under this note. Bank may from time to time in its discretion grant Debtor waivers and consents in respect of this note or any Related Writing, but no such waiver or consent shall bind Bank unless specifically granted by Bank in writing, which writing shall be strictly construed. Each right, power or privilege specified or referred to in this note or any Related Writing is in addition to and not in limitation of any other rights, powers and privileges that Bank may otherwise have or acquire by operation of law, by other contract or otherwise. The provisions of this note and the Related Writings shall bind and benefit Debtor and Bank and their respective successors and assigns, including each subsequent holder, if any, of this note. If more than one person or entity has signed this note then the term "Debtor" means each of them, they are jointly and severally liable on this note and on the warrant of attorney below and each shall be the agent of the others for all purposes relating to this note. If any provision of this note is determined by a court of component jurisdiction to be invalid, illegal or unenforceable, that determination shall not affect any other provision of this note, and each such other provision shall be construed and enforced as if the invalid, illegal or unenforceable provision were not contained herein. The captions to the various sections and subsections of this note are for convenience of reference only and shall be disregarded in the interpretation of this note. This note shall be governed by the law of the Commonwealth of Kentucky.

10. (ENTIRE AGREEMENT) This note and the Related Writings set forth the entire agreement between the parties regarding the transactions contemplated hereby, and supercede all prior agreements, discussions, representations and understandings, whether written or oral, and any and all contemporaneous oral agreements, commitments, discussions, representations and understandings between the parties relating to the subject matter hereof.

11. (AMENDMENTS) No amendment, modification or supplement to this note or any Related Writing shall be binding unless executed in writing by all parties thereto, and this provision shall not be subject to waiver by any party and shall be strictly enforced.

12. (WAIVER OF JURY TRIAL) IN ORDER TO AVOID DELAYS AND MINIMIZE EXPENSE, BANK, BY ITS ACCEPTANCE OF THIS NOTE, AND DEBTOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OR ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY RELATED WRITING OR ANY AMENDMENT THERETO, WHETHER NOW EXISTING OR HEREINAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND A COPY OF THIS NOTE OR OF THIS PROVISION OF THIS NOTE MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.


Address:  9038 West Broad Street                 PJV, INC.
        --------------------------------      --------------------------------
                                                           Debtor
          Richmond, Virginia 23294
- ----------------------------------------      By /s/               , President
                                                ------------------------------

                                              By /s/               , Secretary
                                                ------------------------------

Address:  9038 West Broad Street                 PJVA, INC.
        --------------------------------      --------------------------------
                                                           Debtor
          Richmond, Virginia 23294
- ----------------------------------------
                                              By /s/               , President
                                                ------------------------------

                               ADDENDUM TO NOTE
                               ----------------
1.   DRAW PERIOD.

     A. Debtor may, during the first six (6) months (the "Advance Period"), after the execution of this Note, request principal advances, orally or in writing, up to the total principal amount available hereunder. After the last day of the 6th month following the execution of this Note, Debtor's right to request advances hereunder shall terminate and no further advances will be made. It is understood and agreed that Debtor may orally or in writing request principal advances hereunder from time to time until Debtor's right to request advances hereunder shall cease, and that Bank may in its discretion honor any such request provided that (i) the amount of the request will not cause the aggregate principal amount owed under the terms hereof to exceed the amount indicated hereunder and (ii) any conditions precedent, as set forth herein below, shall have met to the satisfaction of Bank. Debtor shall immediately confirm all oral instructions in writing. All such requests or confirmations shall be in form and substance satisfactory to Bank. Debtor's principal indebtedness to Bank at any time shall be the total of all such advances, less any principal payments received.

     B. During the Advance Period, the Debtor shall pay interest accrued on the outstanding principal balance monthly, on the 1st day of each month beginning January 1, 1995.

     C. Conditions Precedent to Advances: Advances to be in a minimum amount of $25,000.

2.   ADDITIONAL COVENANTS.

     A. Debtor's Tangible Net Worth shall increase annually by no less than fifty percent (50%) of that fiscal year's net income.

     B. Notwithstanding Paragraph 4.2 of this Commercial Installment Note, debtor shall not incur any additional debt (excluding trade payables and accruals) or pledge any of its assets to secure such debt in excess of $250,000 for any given fiscal year, without prior written consent of National City Bank, Kentucky.

DEBTOR:

PJV, INC.

By: /s/ Richard F. Sherman             By: /s/ Jack A. Laughery
   -------------------------------        --------------------------------------
Title: President                       Title: Secretary
      ----------------------------           -----------------------------------


PJVA, INC.

By: /s/ Richard F. Sherman             By: /s/ Jack A. Laughery
   -------------------------------        --------------------------------------
Title: President                       Title: Secretary
      ----------------------------           -----------------------------------


BANK:  NATIONAL CITY BANK, KENTUCKY

By: /s/ Thomas P. Crockett
   -------------------------------
    Thomas P. Crockett

Title: Assistant Vice President
      ----------------------------

                              SECURITY AGREEMENT
                          TANGIBLE PERSONAL PROPERTY
                      (EXCEPT INVENTORY AND RECEIVABLES)

     The undersigned borrower, jointly and severally if more than one, (hereinafter called "Borrower") does hereby sell, mortgage and grant a security interest to National City Bank, Kentucky (hereinafter called "Secured Party"), a national banking association having its principal place of business at 101 South Fifth Street. Louisville, Kentucky, in all of the Borrower's machinery, equipment, furniture and fixtures, including but not limited to the property described below.





together with all accessories, attachments, parts, accessions and repairs, all substitutions, replacements and additions thereto, all right, title and interest of the Borrower in and to any of the foregoing which may be subject to any title retention or other security agreement the lien of which may be or become superior to the lien herein created, and all proceeds (including, without limitation, insurance proceeds) from any of the foregoing (all of which property is hereinafter collectively called "Collateral"), as security for the payment of the sum of $ 1,200,000.00 evidenced by and subject to the provisions of Borrower's promissory note and/or loan agreement (hereinafter collectively called the "Note") date 12/01/94 (including any renewals, extensions, substitutions or modifications thereof), and for the payment of any and all liabilities and obligations of Borrower to Secured Party whether arising under this Agreement or not, now existing or hereafter incurred, created by loan, overdraft, guaranty, or operation of law, originally contracted with Secured Party or with any other or others and acquired by Secured Party by purchase, pledge, participation or otherwise, absolute or contingent, secured or unsecured, and matured or unmatured, including without limitation all interest, fees, charges expenses and attorney's fees, to the extent permitted by law, incurred to enforce Secured Party's rights against Borrower under this Agreement or otherwise, or arising out of the defense or prosecution of any matter growing out of this Agreement or any security interest granted hereby. The indebtedness evidenced by the Note and any other indebtedness and obligations secured hereby are hereinafter called the Borrower's "Obligations."

     The Borrower represents and warrants to the Secured Party, its successors and assigns, that (1) the Borrower is the true and lawful owner of the Collateral, has full right and power to enter into this Agreement and if the Borrower is not an individual, that all necessary action has been taken authorizing it to enter into this Agreement, that the entering into and performance of the Agreement serves a valid and lawful business purpose of Borrower and that it does not contravene the provisions of any document or writing pursuant to which Borrower is organized or the provisions of any agreement by which it is bound. (2) the Collateral is free and clear of all liens, charges and encumbrances other than any security interest in favor of Secured Party, and that no financing statement is on file with respect to the Collateral; (3) Borrower's principal place of business is at
     9038 W. Broad Street
     Richmond, VA    23294
the Borrower has (no) other places of business at
     _____________________
     _____________________
if a corporation, Borrower has its registered office at
     P.O. Box Drawer O. 1200 Old Colony Lane
     ---------------------------------------
     Williamsburg, Virginia  23187
     -----------------------------
, and that Borrower will promptly notify the Secured Party of any change in any of the foregoing; (4) Borrower will forever defend the Collateral against any claim by any person or entity except the Secured Party; and (5) that the Collateral is now and will hereafter be kept at premises located at
     County of Richmond Independent City
               ------------------------
      State of Virginia
               --------
unless it is of the type which in the normal course of business is ordinarily used at more than one location, such as trucks, construction or road building equipment, etc.

     Borrower shall have the possession and use of the Collateral in any lawful manner not inconsistent with this Agreement or with the terms and conditions of any insurance policy until default hereunder.

     The proceeds of the Note will ( ) will not ( ) be used to acquire all or any part of the Collateral. If all or any part thereof are so used, this is a purchase money security interest with respect thereto. Borrower represents that the property will be used for commercial or business purposes only.

     AND IT IS EXPRESSLY AGREED AS FOLLOWS.

1. EVENTS OF DEFAULT The occurrence of any of the following events shall constitute a default, as such term is used herein; (a) failure to pay, when due, any amount payable on the Note or any other of the Obligations, (b) if any statement, representation or warranty made herein or in any related credit application or in any supporting financial statement furnished by or on behalf of Borrower shall be false or misleading in any material respect; (c) failure to observe or perform any covenant or agreement herein or in the Note or other instrument between the parties; (d) death (if a natural person) or dissolution (if a corporation or a partnership) of Borrower or of any partner of Borrower (if borrower is a partnership) or of any guarantor or endorser of any of the Obligations; (e) should Borrower, or any of them if more than one, or any such guarantor or endorser, become insolvent (whether on a net worth basis or by reason of inability to pay debts as they mature, or otherwise), commit any act of bankruptcy, call a meeting of creditors, make an assignment for the benefit of creditors, or if any proceeding is instituted by or against any of them for any relief under any bankruptcy or insolvency laws, or if a receiver is appointed for any of them, (f) termination or suspension of the transaction of the usual business of Borrower, (g) failure to pay any tax or failing to withhold, collect or remit any tax or tax deficiency when assessed or due or is a tax assessment is made by the United States or any State; (h) any circumstance which constitutes, or which upon the lapse of any applicable grace period or the giving of notice (or both) would constitute, a default which accelerates or gives any creditor of Borrower the right to accelerate the maturity of any debt outstanding; (i) an "accumulated funding deficiency" or a "reportable event" shall occur under ERISA; (j) failure to pay any judgment or cause any attachment or garnishment to be released, if such failure shall have a material adverse effect on Borrower's operation or financial condition; (k) the substantial damage or destruction of a sufficient portion of the Collateral such that Secured Party in good faith believes its position is impaired; (l) Borrower's violation of any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree ("Applicable Law") now or hereafter in effect regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance, pollutant or material, or any solid waste, as any of the foregoing may be now or hereafter defined by any Applicable Law; or (m) Secured Party shall, in its reasonable discretion exercised in good faith, deem itself insecure in respect of the Obligations or any security therefor, provided, however, that this subsection (m) shall not constitute a default until Secured Party shall have given written notice to Borrower thereof, specifying in reasonable detail is reasons for such belief and (unless Secured Party believes in good faith that its risk of loss is imminent, or that under no circumstances could Borrower alleviate Secured Party's insecurity, or that any delay would adversely affect its ability to collect the Obligations) setting forth the actions Borrower may take to alleviate Secured Party's insecurity and allowing a reasonable time for Borrower to do so.

  2. REMEDIES ON DEFAULT. Borrower agrees that whenever a default shall be existing Secured Party shall have the following rights and remedies to the extent permitted by applicable law; (a) to declare the entire unpaid principal balance on the Note and to declare all Obligations, due and payable at the option of the Secured Party without notice or demand; (b) to enter the foregoing premises to such place or places where any of the Collateral may be located and take and carry away the same, by any of its representatives, with or without legal process, to Secured Party's place of storage; (c) to sell the Collateral at public or private sale without advertisement, notice or demand, except as the same shall be required by law, whether or not the Collateral is present at such sale and whether or not the Collateral is in constructive possession of Secured Party or the person conducting the sale, in one or more sales, as an entirety or in parcels, and upon such terms as Secured Party may deem desirable; (d) to be the purchaser at any such sale; (e) to require Borrower to pay all expenses of such sale, including taking, keeping and storing of the Collateral, and attorneys' fees; (f) to apply the proceeds of such sale to all expenses in connection with the taking and sale of the Collateral, including attorneys' fees, and any balance of such proceeds toward the payment of the Obligations in such order of application as Secured Party may from time to time elect; and (g) to exercise any one or more rights or remedies accorded by the Uniform Commercial Code. If the proceeds of any such sale are insufficient to pay the expenses as aforesaid and the Obligations. Borrower agrees to pay any deficiency plus attorney's fees to Secured Party upon demand and if such proceeds are more than sufficient to pay such expenses and Obligations. Secured Party agrees to pay the surplus to Borrower.

  3. In the event that any co-maker, endorser, acceptor, accommodation party, surety, guarantor, indemnitor or any other person or entity shall make any payment or assume any liability or responsibility of Borrower herein or on account of any Obligations hereunder, Secured Party may assign to such person or entity (whether a co-maker accommodation party or otherwise) the whole or any part of, or any participation in, this Agreement and any right or Collateral hereunder. Borrower (and each of them if more than one) hereby irrevocably consents to such assignment and agrees that such assignee may enforce all rights, liabilities and obligations so assigned and that any payment by such person or entity shall not discharge the Obligations, terminate this Agreement or release any Collateral.

  4. If the Collateral consists of motor vehicles, mobile homes, trailers, or any other property now or hereafter required to be evidenced by a certificate of title, Borrower will cause the certificate of title evidencing the ownership of such vehicle to be endorsed so as to show Secured Party's interest in all states where such endorsements are required or permitted.

  5. Borrower agrees to (a) keep the Collateral in good repair, making all necessary repairs and replacements; whenever, in Secured Party's sole judgment, the Collateral or any part thereof shall require any repairs or replacements in order to maintain it in a first class and marketable condition or to preserve it from excessive depreciation in value or wear, Borrower will make such repairs or replacements immediately upon written demand by Secured Party or will cause the same to be made; (b) not assign, transfer, dispose of, sell, encumber or grant a security interest in the Collateral to any person or entity; (c) not secrete or abandon any of the Collateral or the records relating thereto or remove them from their present location without the consent of Secured Party, or, if the Collateral is of the type which in the normal course of business is ordinarily used in more than one location such as trucks, construction and road building equipment, etc., will not permit the same to leave this State without the prior written consent of Secured Party; (d) promptly send notice to the Secured Party of any damage or loss of any part of the Collateral, or the records relating thereto; (e) allow Secured Party full access to the Collateral and any premises where they may be stored from time to time, complying with any landlord's requirement at Borrower's expense if the Collateral is stored on leased premises; (f) indemnify Secured Party against all claims arising out of or connected with the ownership or use of the Collateral; (g) reimburse Secured Party upon demand for all expenses incurred in connection with perfecting the security interest granted herein or the satisfaction thereof; (h) not use or permit the Collateral to be used for any unlawful purpose or in violation of any federal, state or municipal law, statute or ordinance or any rules, decrees, or regulations issued thereunder, or for hire, unless the consent of Secured Party is first obtained; (i) not permit the Collateral to become a part of or to be affixed to any real property of any person or entity (including, without limitation, Borrower) without first making arrangements satisfactory to Secured Party to protect its security interest; (j) upon demand, furnish Secured Party with any financial information that it may require and permit it to examine Borrower's books and records; and (k) assemble the Collateral and make it available to Secured Party in case of default.

  6. Borrower will keep the Collateral insured against all risks including loss by fire, theft, collision and against such other risks of loss as are customarily insured by business and persons similar to Borrower by insurers and in form, amount and coverage satisfactory to Secured Party, naming Secured Party as insured thereunder and will assign and deliver the policies and certificates thereof to Secured Party and in default thereof, it shall be lawful for Secured Party to effect such insurance. In the event any of the aforesaid policies procured by Borrower shall fail to provide that all losses thereunder shall be payable to Secured Party, Borrower hereby assigns to Secured Party all of the proceeds or avails of any and all of said policies and agrees to accept said proceeds or avails in trust for Secured Party, and to forthwith deliver the same to Secured Party in the exact form received (with the indorsement of Borrower where necessary). Secured Party is irrevocably appointed attorney for the Borrower, with full power of substitution and revocation, to compromise, settle or release any claims pertaining to or arising out of said policies, and to take possession of and endorse in the name of Borrower any check or other instrument for the payment of money representing the proceeds or avails of said policies. Borrower shall not effect any settlement, compromise or release without Secured Party's prior written consent. Borrower will pay all taxes, assessments and charges levied against the Collateral, or for the use, storage, maintenance or repair thereof, and upon Borrower's failure to do so, Secured Party may pay them. Any premiums, taxes, assessments and charges so paid shall be part of the Obligations secured by this Agreement and shall be payable, on demand, with interest at the rate designated in the Note, if permitted by law and, if not, at the maximum legal rate.

  7. In the event that Borrower shall fail to pay any sum or perform any act or keep any promise, warranty or covenant hereunder, Secured Party may, in its sole discretion, pay the sum, or perform the said act, or remedy the said breach of promise, warranty or covenant, for the Borrower and on its behalf, and in the event that Secured Party shall do so, Borrower will immediately upon written demand therefore, reimburse Secured Party for all its expenses, disbursements, fees and costs in connection therewith, together with interest thereon at the rate designated in the Note if permitted by law and, if not, at the maximum legal rate. It is expressly understood that Borrower's obligations hereunder are "Obligations" as defined above. In the event that Borrower shall fail to make any payment due hereunder or under the Note or upon any of the Obligations. Secured Party may charge such penalty(ies) as set forth in the Note.

  8. Borrower recognizes that Secured Party will incur additional administrative expense in handling loans, and accordingly agrees that it will pay Secured Party an annual Collateral monitoring fee of ________ % of the approved line of credit, to be assessed in the first billing period succeeding the Secured Party's request for collateral reporting.

  9. Borrower agrees that nothing contained in this Agreement shall impair, modify, limit, abolish or in any manner whatsoever affect Secured Party's unrestricted and absolute right contained in any demand note secured hereby to demand payment in accordance therewith, irrespective of whether Borrower shall be in default hereunder or thereunder.

  10. Borrower waives a trial by jury, and the right to interpose any defense, counterclaim, or offset of any nature and description in any litigation between Borrower and Secured Party with respect to this Agreement or any claim arising out of, relating to or connected with the loan secured thereby, the Collateral or the repossession thereof, to the full extent permitted by applicable law.

  11. Whenever an attorney is used to collect on or enforce this Agreement or to enforce, defend, declare or adjudicate any of Secured Party's rights or interests hereunder or with respect to any Collateral and/or the Note, whether by suit, negotiations or otherwise, and regardless of the forum, such attorney's fees shall be payable by the Borrower to the full extent permitted by law.

  12. This Agreement may nor be modified, amended or rescinded except in writing. The rights of Secured Party under this Agreement are in addition to and not in limitation of any other rights and remedies Secured Party may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Borrower or by law or otherwise. If any provision of this Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable law confers any rights or imposes any duties inconsistent with or in addition to any of the provisions of this Agreement, the affected provision shall be considered amended to conform thereto. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by Secured Party of any right or remedy hereunder on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which Secured Party would have had on any future occasion nor shall Secured Party be liable for exercising or failing to exercise any such right or remedy.

  13. Borrower hereby waives all notices except such notices as are required herein or are required by law and cannot be waived. It is expressly understood and agreed that whenever the service of any notice to Borrower is required hereby or is otherwise required such notice may be sent to Borrower by ordinary mail to Borrower's principal place of business and, if so mailed at least five days in advance, such notice shall be deemed sufficient and reasonable notice.

  14. Secured Party shall not be liable to Borrower for any damages by reason of delays, temporary withdrawals of the Collateral from service or other causes.

  15. Borrower agrees to join Secured Party in signing and filing, at Borrower's expense, such financing statements, and title lien statements, if applicable, as Secured Party may from time to time require in such public offices as Secured Party may from time to time require. Borrower agrees that whenever Secured Party hereafter makes a written request Borrower will, in each case, execute and deliver to Secured Party such additional writings (including, without limitation, affidavits, assignments and endorsements of specific items of collateral, security agreements and financing statements) and make and do all such further and other acts and things (including, without limitation, the delivery to Secured Party of any instrument, documents, chattel paper or other writing of any kind the possession of which perfects a security interest therein) as Secured Party may from time to time require for the better evidence, validation, perfection, enforcement or other protection of its security interest. Borrower shall pay the expense of all record searches and public filings which Secured Party may reasonably require. Borrower hereby appoints Secured Party as its true and lawful attorney, with powers of substitution, to prepare, sign and file of record for, Borrower, in Borrower's name, any financing statements, title lien statements, assignments, or take any other action deemed necessary by Secured Party in order to perfect the security interests of Security Party hereunder.

  16. Secured Party's security interest in the Collateral shall remain in effect in accordance with this Agreement until Borrower's Obligations to Secured Party shall have been fully satisfied and shall not be affected by the lapse of time or by the fact that there may be a time or times when no

Obligations shall be outstanding. If and when Secured Party's security shall have terminated in accordance with the provisions of this Agreement, Secured Party shall, on request of and at the expense of Borrower, release its security interest of record.

  17. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns, executors, administrators, heirs and legal representatives. It shall be binding, jointly and severally, upon all parties described as Borrower. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of Kentucky.

National City Bank, Kentucky
(Secured Party)

By:            /s/ Thomas P. Crockett
   ----------------------------------------------
                   Thomas P. Crockett

Title:         Assistant Vice President
      -------------------------------------------


  18. Supplemental Provisions:
                            ----------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties have duly executed this Security Agreement the 1st day of December 1994.



BORROWER:                PJV, INC.
         ----------------------------------------

By:            /s/ ?????????????
   ----------------------------------------------

Title:                   President
      -------------------------------------------

                   9038 W. Broad Street
- -------------------------------------------------
                      Street Address

    Richmond, Richmond Independent City, Virginia
- -------------------------------------------------
                 City, County and State

By:            /s/ ?????????????
   ----------------------------------------------

Title:                   Secretary
      -------------------------------------------

If debtor/borrower and owner of collateral are not the same (i.e. Individual Borrower with Corporate owner) then have both Borrower and Owner sign Security Agreement.

                              SECURITY AGREEMENT
                          TANGIBLE PERSONAL PROPERTY
                      (EXCEPT INVENTORY AND RECEIVABLES)

     The undersigned borrower, jointly and severally if more than one, (hereinafter called "Borrower") does hereby sell, mortgage and grant a security interest to National City Bank, Kentucky (hereinafter called "Secured Party"), a national banking association having its principal place of business at 101 South Fifth Street, Louisville, Kentucky, in all of the Borrower's machinery, equipment, furniture and fixtures, including but not limited to the property described below, together with all accessories, attachments, parts, accessions and repairs, all substitutions, replacements and additions thereto, all right, title and interest of the Borrower in and to any of the foregoing which may be subject to any title retention or other security agreement the lien of which may be or become superior to the lien herein created, and all proceeds (including, without limitation, insurance proceeds) from any of the foregoing (all of which property is hereinafter collectively called the "Collateral"), as security for the payment of the sum of $1,200,000.00 evidenced by and subject to the provisions of Borrower's promissory note and/or loan agreement (hereinafter collectively called the "Note") dated 12/01/94 (including any renewals, extensions, substitutions or modifications thereof), and for the payment of any and all liabilities and obligations of Borrower to Secured Party whether arising under this Agreement or not, now existing or hereafter incurred, created by loan, overdraft, guaranty, or operation of law, originally contracted with Secured Party or with any other or others and acquired by Secured Party by purchase, pledge, participation or otherwise, absolute or contingent, secured or unsecured, and matured or unmatured, including without limitation all interest, fees, charges, expenses and attorney's fees, to the extent permitted by law, incurred to enforce Secured Party's rights against Borrower under this Agreement or otherwise, or arising out of the defense or prosecution of any matter growing out of this Agreement or any security interest granted hereby. The indebtedness evidenced by the Note and any other indebtedness and obligations secured hereby are hereinafter called the Borrower's "Obligations."

     The Borrower represents and warrants to the Secured Party, its successors and assigns, that (1) the Borrower is the true and lawful owner of the Collateral, has full right and power to enter into this Agreement and if the Borrower is not an individual, that all necessary action has been taken authorizing it to enter into this Agreement, that the entering into and performance of this Agreement serves a valid and lawful business purpose of Borrower and that it does not contravene the provisions of any document or writing pursuant to which Borrower is organized or the provisions of any agreement by which it is bound, (2) the Collateral is free and clear of all liens, charges and encumbrances other than any security interest in favor of Secured Party, and that no financing statement is on file with respect to the Collateral, (3) Borrower's principal place of business is at 9038 W. Broad Street, Richmond, VA 23294, the Borrower has (no) other places of business at
                                                                              ,
if a corporation, Borrower has its registered office at P.O. Box Drawer Q, 1200 Old Colony Lane, Williamsburg, Virginia 23187, and that Borrower will promptly notify the Secured Party of any change in any of the foregoing; (4) Borrower will forever defend the Collateral against any claim by any person or entity except the Secured Party; and (5) that the Collateral is now and will hereafter be kept at premises located at

County of Richmond Independent City, State of Virginia, unless it is of the type which in the normal course of business is ordinarily used at more than one location, such as trucks, construction or road building equipment, etc.

     Borrower shall have the possession and use of the Collateral in any lawful manner not inconsistent with this Agreement or with the terms and conditions of any insurance policy until default hereunder.

     The proceeds of the Note will (   ) will not (   ) be used to acquire all
or any part of the Collateral. If all or any part thereof are so used, this is a purchase money security interest with respect thereto. Borrower represents that the property will be used for commercial or business purposes only.

     AND IT IS EXPRESSLY AGREED AS FOLLOWS

     1   EVENTS OF DEFAULT.  The occurrence of any of the following events shall constitute a default, as such term is used herein: (a) failure to pay, when due, any amount payable on the Note or any other of the Obligations, (b) if any statement, representation or warranty made herein or in any related credit application, or in any supporting financial statement furnished by or on behalf of Borrower shall be false or misleading in any material respect; (c) failure to observe or perform any covenant or agreement herein or in the Note or other instrument between the parties; (d) death (if a natural person) or dissolution (if a corporation or a partnership) of Borrower or of any partner of Borrower (if borrower is a partnership) or of any guarantor or endorser of any of the Obligations; (e) should Borrower, or any of them if more than one, or any such guarantor or endorser, become insolvent (whether on a net worth basis or by reason of inability to pay debts as they mature, or otherwise), commit any act of bankruptcy, call a meeting of creditors, make an assignment for the benefit of creditors or if any proceeding is instituted by or against any of them for any relief under any bankruptcy or insolvency laws or if a receiver is appointed for any of them, (f) termination or suspension of the transaction of the usual business of Borrower; (g) failure to pay any tax or failing to withhold, collect or remit any tax or tax deficiency when assessed or due or if a tax assessment is made by the United States or any State; (h) any circumstance which constitutes, or which upon the lapse of any applicable grace period or the giving of notice (or both) would constitute, a default which accelerates or gives any creditor of Borrower the right to accelerate the maturity of any debt outstanding; (i) an "accumulated funding deficiency" or a "reportable event" shall occur under ERISA; (j) failure to pay any judgment or cause any attachment or garnishment to be released, if such failure shall have a material adverse effect on Borrower's operation or financial condition; (k) the substantial damage or destruction of a sufficient portion of the Collateral such that Secured Party in good faith believes its position is impaired; (l) Borrower's violation of any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree ("Applicable Law") now or hereafter in effect regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance, pollutant or material, or any solid waste, as any of the foregoing may be now or hereafter defined by any Applicable Law; or (m) Secured Party shall, in its reasonable discretion exercised in good faith, deem itself insecure in respect of the Obligations or any security therefor, provided, however, that this subsection (m) shall not constitute a default until Secured Party shall have given written notice to Borrower thereof, specifying in reasonable detail its reasons for such belief and (unless Secured Party believes in good faith that its risk of loss is imminent, or that under no circumstances could Borrower alleviate Secured Party's insecurity, or that any delay would adversely affect its ability to collect the Obligations) setting forth the actions Borrower may take to alleviate Secured Party's insecurity and allowing a reasonable time for Borrower to do so.

  2. REMEDIES ON DEFAULT. Borrower agrees that whenever a default shall be existing Secured Party shall have the following rights and remedies to the extent permitted by applicable law: (a) to declare the entire unpaid principal balance of the Note and to declare all Obligations, due and payable at the option of the Secured Party without notice or demand; (b) to enter the foregoing premises or such place or places where any of the Collateral may be located and take and carry away the same, by any of its representatives, with or without legal process, to Secured Party's place of storage; (c) to sell the Collateral at public or private sale without advertisement, notice or demand, except as the same shall be required by law, whether or not the Collateral is present at such sale and whether or not the Collateral is in constructive possession of Secured Party or the person conducting the sale, in one or more sales, as an entirety or in parcels, and upon such terms as Secured Party may deem desirable; (d) to be the purchaser at any such sale; (e) to require Borrower to pay all expenses of such sale, including taking, keeping and storing of the Collateral, and attorneys' fees; (f) to apply the proceeds of such sale to all expenses in connection with the taking and sale of the Collateral, including attorneys' fees, and any balance of such proceeds toward the payment of the Obligations in such order of application as Secured Party may from time to time elect; and (g) to exercise any one or more rights or remedies accorded by the Uniform Commercial Code. If the proceeds of any such sale are insufficient to pay the expenses as aforesaid and the Obligations. Borrower agrees to pay any deficiency plus attorneys' fees to Secured Party upon demand and if such proceeds are more than sufficient to pay such expenses and Obligations, Secured Party agrees to pay the surplus to Borrower.

  3. In the event that any co-maker, endorser, acceptor, accommodation party, surety, guarantor, indemnitor or any [?????] any liability or responsibility of Borrower herein or on account of any Obligations hereunder, Secured Party may assign to such person or entity (whether a co-maker, accommodation party or otherwise) the whole or any part of, or any participation in, this Agreement and any right or Collateral hereunder. Borrower (and each of them if more than one) hereby irrevocably consents to such assignment and agrees that such assignee may enforce all rights, liabilities and obligations so assigned and that any payment by such person or entity shall not discharge the Obligations, terminate this Agreement or release any Collateral.

  4. If the Collateral consists of motor vehicles, mobile homes, trailers, or any other property now or hereafter required to be evidenced by a certificate of title, Borrower will cause the certificate of title evidencing the ownership of such vehicle to be endorsed so as to show Secured Party's interest in all states where such endorsements are required or permitted.

  5. Borrower agree to (a) keep the Collateral in good repair, making all necessary repairs and replacements; whenever, in Secured Party's sole judgment, the Collateral or any part thereof shall require any repairs or replacements in order to maintain it in a first class and marketable condition or to preserve it from excessive depreciation in value or wear, Borrower will make such repairs or replacements immediately upon written demand by Secured Party or will cause the same to be made; (b) not assign, transfer, dispose of, sell, encumber or grant a security interest in the Collateral to any person or entity; (c) not secrete or abandon any of the Collateral or the records relating thereto or remove them from their present location without the consent of Secured Party, or, if the Collateral is of the type which in the normal course of business is ordinarily used in more than one location such as trucks, construction and road building equipment, etc., will not permit the same to leave this State without the prior written consent of Secured Party; (d) promptly sent notice to the Secured Party of any damage or loss of any part of the Collateral, or the records relating thereto; (e) allow Secured Party full access to the Collateral and any premises where they may be stored from time to time, complying with any landlord's requirement at Borrower's expense if the Collateral is stored on leased premises; (f) indemnify Secured Party against all claims arising out of or connected with the ownership or use of the Collateral; (g) reimburse Secured Party upon demand for all expenses incurred in connection with perfecting the security interest granted herein or the satisfaction thereof; (h) not use or permit the Collateral to be used for any unlawful purpose or in violation of any federal, state or municipal law, statute or ordinance or any rules, decrees, or regulations issued thereunder, or for hire, unless the consent of Secured Party is first obtained; (i) not permit the Collateral to become a part of or to be affixed to any real property of any person or entity (including, without limitation, Borrower) without first making arrangements satisfactory to Secured Party to protect its security interest; (j) upon demand, furnish Secured Party with any financial information that it may require and permit it to examine Borrower's books and records; and (k) assemble the Collateral and make it available to Secured Party in case of default.

  6. Borrower will keep the Collateral insured against all risks including loss by fire, theft, collision and against such other risks of loss as are customarily insured by business and persons similar to Borrower by insurers and in form, amount and coverage satisfactory to Secured Party, naming Secured Party as insured thereunder and will assign and deliver the policies and certificates thereof to Secured Party and in default thereof it shall be lawful for Secured Party to effect such insurance. In the event any of the aforesaid policies procured by Borrower shall fail to provide that all losses thereunder shall be payable to Secured Party, Borrower hereby assigns to Secured Party all of the proceeds or avails of any and all of said policies and agrees to accept said proceeds or avails in trust for Secured Party, and to forthwith deliver the same to Secured Party in the exact form received (with the indorsement of Borrower where necessary). Secured Party is irrevocably appointed attorney for the Borrower, with full power of substitution and revocation, to compromise, settle or release any claims pertaining to or arising out of said policies, and to take possession of and endorse in the name of Borrower any check or other instrument for the payment of money representing the proceeds or avails of said policies. Borrower shall not effect any settlement, compromise or release without Secured Party's prior written consent. Borrower will pay all taxes, assessments and charges levied against the Collateral, or for the use, storage, maintenance or repair thereof, and upon Borrower's failure to do so, Secured Party may pay them. Any premiums, taxes assessments and charges so paid shall be part of the Obligations secured by this Agreement and shall be payable, on demand, with interest at the rate designated in the Note if permitted by law and, if not, at the maximum legal rate.

  7. In the event that Borrower shall fail to pay any sum or perform any act or keep any promise, warranty or covenant hereunder, Secured Party may, in its sole discretion, pay the sum, or perform the said act, or remedy the said breach of promise, warranty or covenant, for Borrower and on its behalf, and in the event that Secured Party shall do so, Borrower will immediately upon written demand therefore, reimburse Secured Party for all its expenses, disbursements, fees and costs in connection therewith, together with interest thereon at the rate designated in the Note if permitted by law and, if not, at the maximum legal rate. It is expressly understood that Borrower's obligations hereunder are "Obligations" as defined above. In the event that Borrower shall fail to make any payment due hereunder or under the Note or upon any of the Obligations. Secured Party may charge such penalty(ies) as set forth in the Note.

  8. Borrower recognizes that Secured Party will incur additional administrative expense in handling loans, and accordingly agrees that it will pay Secured Party an annual Collateral monitoring fee of _______% of the approved line of credit, to be assessed in the first billing period succeeding the Secured Party's request for collateral reporting.

  9. Borrower agrees that nothing contained in this Agreement shall impair, modify, limit, abolish or in any manner whatsoever affect Secured Party's unrestricted and absolute right contained in any demand note secured hereby to demand payment in accordance therewith, irrespective of whether Borrower shall be in default hereunder or thereunder.

  10. Borrower waives a trial by jury, and the right to interpose any defense, counterclaim, or offset of any nature and description in any litigation between Borrower and Secured Party with respect to this Agreement or any claim arising out of, relating to or connected with the loan secured thereby, the Collateral or the repossession thereof, to the full extent permitted by applicable law.

  11. Whenever an attorney is used to collect on or enforce this Agreement or to enforce, defend, declare or adjudicate any of Secured Party's rights or interests hereunder or with respect to any Collateral and/or the Note, whether by suit, negotiation or otherwise, and regardless of the forum, such attorney's fees shall be payable by the Borrower to the full extent permitted by law.

  12. This Agreement may not be modified, amended or rescinded except in writing. The rights of Secured Party under this Agreement are in addition to and not in limitation of any other rights and remedies Secured Party may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith executed by Borrower or by law or otherwise. If any provision of this Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable law confers any rights or imposes any duties inconsistent with or in addition to any of the provisions of this Agreement, the affected provision shall be considered amended to conform thereto. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by Secured Party of any right or remedy hereunder on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which Secured Party would have had on any future occasion nor shall Secured Party be liable for exercising or failing to exercise any such right or remedy.

  13. Borrower hereby waives all notices except such notices as are required herein or are required by law and cannot be waived. It is expressly understood and agreed that whenever the service of any notice to Borrower is required hereby or is otherwise required, such notice may be sent to Borrower by ordinary mail to Borrower's principal place of business and, if so mailed at least five days in advance, such notice shall be deemed sufficient and reasonable notice.

  14. Secured Party shall not be liable to Borrower for any damages by reason of delays, temporary withdrawals of the Collateral from service or other causes.

  15. Borrower agrees to join Secured Party in signing and filing, at Borrower's expense, such financing statements, and title lien statements, if applicable, as Secured Party may from time to time require in such public offices as Secured Party may from time to time require. Borrower agrees that whenever Secured Party hereafter makes a written request Borrower will, in each case, execute and deliver to Secured Party such additional writings (including, without limitation, affidavits, assignments and endorsements of specific items of collateral, security agreements and financing statements) and make and do all such further and other acts and things (including, without limitation, the delivery to Secured Party of any instrument, documents, chattel paper or other writing of any kind the possession of which perfects a security interest therein) as Secured Party may from time to time require for the better evidence, validation, perfection, enforcement or other protection of its security interest. Borrower shall pay the expense of all record searches and public filings which Secured Party may reasonably require. Borrower hereby appoints Secured Party as its true and lawful attorney, with powers of substitution, to prepare, sign and file of record for, Borrower, in Borrower's name, any financing statements, title lien statements, assignments, or take any other action deemed necessary by Secured Party in order to perfect the security interests of Secured Party hereunder.

  16. Secured Party's security interest in the Collateral shall remain in effect in accordance with this Agreement until Borrower's Obligations to Secured Party shall have been fully satisfied and shall not be affected by the lapse of time or by the fact that there may be a time or times when no

Obligations shall be outstanding. If and when Secured Party's security interest shall have terminated in accordance with the provisions of this Agreement, Secured Party shall, on request of and at the expense of Borrower, release its security interest of record.

  17. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns, executors, administrators, heirs and legal representatives. It shall be binding, jointly and severally, upon all parties described as Borrower. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of Kentucky.

  18. Supplemental Provisions:
                              --------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

  IN WITNESS WHEREOF, the parties have duly executed this Security Agreement the 1st day of December 1994.


National City Bank, Kentucky           BORROWER     PJVA, INC.
(Secured Party)                                ---------------------------------


By /s/ Thomas P. Crockett              By   /s/ Richard F. Sherman
  ---------------------------------      ---------------------------------------
   Thomas P. Crockett

Title: Assistant Vice President        Title:          President
       ----------------------------          -----------------------------------

                                       9038 W. Broad Street
                                       -----------------------------------------
                                           Street Address

                                       Richmond, Richmond Independent City,
                                       Virginia
                                       -----------------------------------------
                                       City, County and State

                                       By   /s/ Jack A. Laughery
                                         ---------------------------------------

                                       Title:   Secretary
                                             -----------------------------------


                                       If debtor/borrower and owner of
                                       collateral are not the same (i.e.
                                       Individual Borrower with Corporate owner) then have both Borrower and Owner sign Security Agreement

                         GUARANTY AGREEMENT
                         ------------------

   WHEREAS, PJV, Inc. and PJVA, Inc. (collectively herein, "Borrowers" and, individually, "Borrower") may from time to time be granted loans and discounts by National City Bank, Kentucky ("Bank") or may otherwise become indebted to or incur liabilities to Bank,

   NOW THEREFORE, in consideration of and as inducement to Bank to extend one or more loans or discounts to Borrowers or otherwise permit Borrowers to become or to continue to be indebted to Bank, the undersigned Guarantors (the term "Guarantors" herein shall mean each, some or all of the undersigned), for themselves, their heirs, personal representatives, successors and assigns, hereby unconditionally guarantee to Bank, its successors and assigns, including each and every holder or owner of any indebtedness or liabilities of Borrowers guaranteed hereby (each reference to Bank shall be construed to refer to each such holder or owner), the prompt payment when due and at all times thereafter of any and all existing and future indebtedness and liabilities of Borrowers of every kind, nature, and character (including all renewals, extensions and modifications thereof) to Bank, including interest thereon, attorneys' fees, and costs and expenses of collection incurred by Bank (hereinafter referred to as the "Indebtedness"). Notwithstanding the foregoing, the amount payable under this Guaranty shall not exceed in the aggregate the principal amount of ONE MILLION TWO HUNDRED THOUSAND AND NO/DOLLARS ($1,200,000.00), plus interest, attorneys' fees, and costs and expenses of collection. If the Bank holds one or more guaranties executed by Guarantors to Bank, the liability of Guarantors to Bank imposed by such other guaranty or guaranties shall be added to Guarantors' maximum liability under this Guaranty. All rights, powers and remedies of Bank hereunder and under any other guaranties now or at any time hereafter in force between Bank and Guarantors shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law.

   Notwithstanding anything to the contrary contained herein, the maximum liability hereunder of each undersigned shall be that percentage of the Indebtedness, plus interest, attorneys' fees and costs and expenses of collection, as is set forth below opposite such undersigned's name; also shown below is the maximum principal amount guaranteed by each respective undersigned:

                                                                       Maximum
       Name of                       Percentage of                    Principal
     Undersigned                Indebtedness Guaranteed               Guaranteed
     -----------                -------------------------             ----------
 Richard F. Sherman             Twenty Five Percent (25%)              $300,000
 Jack A. Laughery               Twenty Five Percent (25%)              $300,000
 Martin T. Hart                 Twenty Five Percent (25%)              $300,000
 Michael J. Grisanti            Twenty Five Percent (25%)              $300,000

   The Bank hereby agrees that on December lst, 1995, if each borrower has achieved positive equity as identified by debt to tangible net worth of 3.00 to 1 or less, and positive earnings, as identified by interest coverage, which is determined by quantifying earnings before interest and taxes divided by total interest expense, of 2.00 to 1 or greater, and provided that there is no default by either Borrower, the amount of the Indebtedness guaranteed hereunder by each Guarantor shall decrease to an amount equal to twenty five percent (25%) of two-thirds of the then outstanding balance of principal plus accrued interest under the Note guaranteed hereby. Further, on December 1st, 1996, if each Borrower has achieved positive equity as identified by debt to tangible net worth of 2.75 to 1 or less, and positive earnings, as identified by interest coverage, which is determined by quantifying earnings before interest and taxes divided by total interest expense, of 2.50 to 1 or greater, and provided that there is no default by either Borrower, the amount of the Indebtedness guaranteed hereunder by each Guarantor shall decrease to an amount equal to twenty five percent (25%) of one-third of the then outstanding balance of principal and interest under the Note guaranteed hereby. Borrowers' compliance with the foregoing shall be determined from information supplied to Bank by Borrowers, and acceptable to Bank in its sole discretion, which information shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis.

   This Guaranty shall terminate on December 1st, 1998, provided that such termination shall not affect the liability of the Guarantors with respect to:
(1) obligations created or incurred prior to such date, or (2) extensions or renewals of, interest accruing on, or fees, costs or expenses incurred with respect to, such obligations on or after such date.

   The Indebtedness guaranteed hereby shall include all liabilities, direct or contingent, joint, several or independent, now or hereafter existing, to Bank for its own account or as % agent for another or others, whether created directly or acquired by assignment or otherwise.

   Bank shall have the right of immediate recourse against Guarantors for full and immediate payment of the Indebtedness at any time after the Indebtedness, or any part thereof, has not been paid in full under the terms of the instrument governing such Indebtedness whether on demand, at fixed maturity or maturity accelerated by reason of a default.

   This is a guaranty of payment, not of collection, and Guarantors therefore agree that Bank shall not be obligated prior to seeking recourse against or receiving payment from Guarantors to do any of the following (although Bank may do so, in whole or in part, at its sole option) all of which are hereby unconditionally waived by Guarantors:

            (i) take any steps whatsoever to collect from Borrowers or to file any claim of any kind against Borrowers;

           (ii) take any steps whatsoever to accept, perfect Bank's interest in, foreclose or realize on collateral security, if any, for the payment of the Indebtedness, or any other guaranty of the Indebtedness; or

          (iii) in any other respect exercise any diligence whatever in collecting or attempting to collect any of the Indebtedness by any means.

   The liability of Guarantors for payment of the Indebtedness shall be absolute and unconditional, and nothing whatever except actual full payment to the Bank of all the Indebtedness shall operate to discharge Guarantors' liability hereunder. Accordingly, Guarantors unconditionally and irrevocably waive each and every defense which, under principles of guarantee or suretyship law, would otherwise operate to impair or diminish the liability of Guarantors. Without limiting the generality of the foregoing, Guarantors agree that none of the following shall diminish or impair the liability of Guarantors in any respect (all of which may be done without notice to Guarantors of any kind):

           (i) any extension, modification, indulgence, compromise, settlement or variation of the terms of any of the Indebtedness;

          (ii) the voluntary or involuntary discharge or release of any of the Indebtedness, or of any other person liable therefor, by reason of bankruptcy or insolvency laws or otherwise;

          (iii) the acceptance or release, with or without substitution, by Bank of any collateral security or other guaranty, or any settlement, compromise or extension with respect to any collateral security or other guaranty;

           (iv) the application or allocation by Bank of payments, collections or credits on any portion of the Indebtedness, regardless of what portion of the Indebtedness remains unpaid;

            (v) the creation of any new Indebtedness covered by this Guaranty;
     or

           (vi) the making of a demand, or absence of demand, for payment of the Indebtedness or giving, or failing to give, any notice of dishonor or protest or any other notice.

Guarantors unconditionally waive:

            (i) any subrogation to the rights of Bank against Borrowers, until all of the Indebtedness has been satisfied in full;

           (ii) any acceptance of this Guaranty; and

          (iii) any set-offs or counterclaims against Bank which would otherwise impair Bank's rights against the Guarantors hereunder.

   This Guaranty shall inure to the benefit of Bank, its successors and assigns, including each and every holder or owner of any of the Indebtedness guaranteed hereby and this Guaranty shall be deemed a separate contract with each such holder and owner.

   It is expressly understood and agreed that Bank shall have the right to select, in its absolute discretion, the portion of the Indebtedness to which this Guaranty will apply, regardless of what portion of the Indebtedness remains unpaid; may, at its sole option, release one or more Guarantors without impairing its rights against any other Guarantors, and may proceed against any one or more Guarantors hereunder without impairing the liability, which shall be absolute, of the remaining Guarantors. Guarantors consent to personal jurisdiction in any court in which enforcement of this Guaranty may be sought.

   No invalidity, irregularity or unenforceability of all or any part of the Indebtedness hereby guaranteed or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of Guarantors.

   During the existence of the Guaranty Agreement, Guarantor will provide Bank with annual financial information including updated annual personal financial statements and copies of personal income tax returns.

   No amendment, modification or waiver shall be deemed to be made by Bank unless in a writing signed by an officer of Bank. No waiver by Bank shall be construed or deemed to be a waiver of any other provision or condition of this Guaranty or a waiver of a subsequent breach of the same provision or condition.

   This Guaranty, and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the internal laws of the Commonwealth of Kentucky.

   IN WITNESS WHEREOF, Guarantors have executed this Guaranty Agreement, as of this 8th day of December, 1994.


/s/                                 /s/ Richard F. Sherman
- -------------------                 ----------------------
Witness                             Richard F. Sherman

/s/                                 /s/ Jack A. Laughery
- -------------------                 --------------------
Witness                             Jack A. Laughery

/s/                                 /s/ Martin T. Hart
- -------------------                 ------------------
Witness                             Martin T. Hart

/s/                                 /s/ Michael J. Grisanti
- -------------------                 -----------------------
Witness                             Michael J. Grisanti

                            SUBORDINATION AGREEMENT

TO:  NATIONAL CITY BANK, KENTUCKY ("You")
     101 South Fifth Street
     Louisville, Kentucky 40202

GENTLEMEN:

   Undersigned Richard F. Sherman (herein called "Creditor") is a creditor of PJV, Inc., (herein called "Debtor"). Creditor understands that Debtor has requested you to extend credit to Debtor, but that you are unwilling to do so unless you first receive Creditor's subordination agreement as herein contained.

   In consideration of and as an inducement to you to, at any time or from time to time at your option, make loans or extend credit upon an instrument or writing in respect of which the Debtor may be liable in any capacity, or to grant such renewals, extensions or modifications of any thereof as you may deem advisable, it is agreed as follows:

   (1)    Creditor and Debtor represent and warrant to you that:

          (a) At the date hereof the total indebtedness owing by Debtor to Creditor is $183,750.00. "Indebtedness" as used herein shall mean one-half ($91,875.00) of the current total indebtedness plus any future indebtedness of Debtor to Creditor of every kind, nature and character, which may be from time to time directly or indirectly incurred, including any negotiable instruments evidencing the same, all debts, demands, monies, indebtedness, liabilities and obligations owed or to become owing including interest, principal, costs and other charges, and all claims, rights, causes of action, judgments, decrees or other obligations of any kind whatsoever.

          (b) At your option, either the instruments evidencing said Indebtedness shall be delivered to you or the face of said instruments shall be permanently marked with the following legend:

   "Subject to that certain Subordination Agreement executed by Richard F. Sherman on the 8th day of December, addressed to National City Bank, Kentucky" and after being so marked the said instruments shall be exhibited to you.

          (c) There is no default in the Indebtedness from Debtor or Creditor or, to the knowledge of the undersigned, under any other agreements between Debtor and third parties.

   (2)    Creditor agrees with you that:

          (a) The Indebtedness, except interest payments on the amount of Indebtedness existing as of the date hereof (which amount is shown above) shall be and hereby is subordinated and the payment therefor shall be deferred until the full and final payment in cash or its equivalent of any and all obligations directly or indirectly incurred (including all interest accruing before or after the date of filing of a petition by or against Debtor under any bankruptcy law) of any nature whatsoever now due to you from Debtor or which may hereafter be incurred and become due to you from Debtor (including all renewals, extensions or modifications thereof), together with your costs and expenses of collection, including attorneys' fees (all of which obligations are hereinafter called the Obligations").

          (b) Creditor will not, without your prior written consent, assert, collect, enforce or release the Indebtedness or any part thereof or realize upon or release any collateral securing the Indebtedness or enforce any security agreement, real estate mortgage, lien instrument, or other encumbrance securing the Indebtedness or any part thereof.

          (c) Creditor will hold in trust and immediately pay to you in the same form of payment received, for application upon the amount now or hereafter owing to you by Debtor, any amount Debtor pays to Creditor on the principal amount of Indebtedness.

          (d) Creditor will forthwith deliver or cause to be delivered to you any collateral for the Indebtedness now held by Creditor or anyone on its behalf, or in the future received by it or anyone on its behalf.

          (e) Creditor agrees that it will not, without your prior written consent, commence, prosecute or participate in any administrative, legal or equitable action against the Debtor or in any administrative, legal or equitable action that might adversely affect the Debtor or its interest.

   (3) If Creditor, in violation of this Agreement, shall commence, prosecute or participate in suit, action or proceeding against Debtor, Debtor may interpose as a defense or plea the making of this Agreement and you may intervene and interpose such defense or plea in your name or in the name of Debtor. If Creditor shall attempt to enforce any security agreement, real estate mortgage, lien instrument or other encumbrance, you or Debtor may by virtue of this Agreement restrain the enforcement thereof in your name or in the name of Debtor. If Creditor obtains any asset of the Debtor as a result of any administrative, legal or equitable action, or otherwise, Creditor agrees to forthwith pay, deliver and assign to you any such assets for application upon the Obligations.

   (4) As additional security for the Obligations and in furtherance hereof, Creditor does hereby assign and transfer to you the Indebtedness as security for any and all amounts now or hereafter owing by Debtor to you, and Creditor irrevocably authorizes you or any person you may designate to collect and receive the proceeds of the Indebtedness, to do any and all things with the same power and authority that Creditor might or could have done if this Agreement had not been executed, including the filing and proving of claims in the name of you or Creditor in receiverships, and proceedings under any bankruptcy law from time to time in effect. Creditor agrees that upon your demand it will execute all documents necessary or desirable to effectuate the foregoing assignment. The net amount received by you from the Indebtedness shall be applied to the payment of the amounts due and to become due from Debtor to you, and the excess, if any, shall be returned to Creditor.

     (5) Debtor agrees with you that it will not, without your prior written consent, pay to Creditor any sum on account of the Indebtedness or execute or deliver any negotiable instrument as evidence of the Indebtedness or any part thereof.

     (6) Creditor agrees that you may grant extensions of the time of payment or performance, make compromises, including releases of collateral, and settlements with Debtor and all other persons, and take or omit to take or waive any action you deem appropriate with respect to the Obligations without the consent of Debtor or Creditor and without affecting the agreements of Creditor or Debtor hereunder.

     (7) If at any time hereafter you shall, in your own judgment, determine to discontinue the extension of credit to Debtor, you may do so. This Agreement shall continue in full force and effect until Debtor shall have satisfied all the Obligations and you shall have been paid in full on all indebtedness of any nature whatsoever that may be due to you from Debtor at present or in the future. Notwithstanding the foregoing, this Agreement shall nevertheless continue in force in the Obligations to you arising out of a revolving credit agreement or similar type arrangement shall be paid in full and subsequently additional Obligations to you shall be incurred under the same agreement or arrangement, unless Creditor, prior to Debtor's incurring of additional Obligations to you, shall have notified you in writing that its subordination is no longer effective.

     (8) Debtor agrees that it will render to you, upon demand from time to time, a statement of Debtor's account with Creditor, and that you will have the right through your designees to inspect the books of the Debtor at reasonable times.

     (9) This Agreement shall be binding upon the heirs, administrators, personal representatives, successors and assigns of Creditor and Debtor, and shall inure to the benefit of your successors and assigns.

     (10) This Agreement and the obligations which it secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, Creditor and Debtor have severally duly executed this Agreement to be effective as of the 8th of December, 1994.

Accepted By:

NATIONAL CITY BANK, KENTUCKY               PJV, INC.
                                               (Debtor)            (SEAL)

By: /s/ Thomas P.  Crockett                By: /s/ Richard F. Sherman
    ---------------------------                -------------------------
        Thomas P. Crockett

Title: Assistant Vice President            Title: President
       ------------------------                   ----------------------

                                           9038 West Broad Street
                                           Richmond, Virginia 23294


                                           RICHARD F. SHERMAN
                                               (Creditor)          (SEAL)

                                           By: /s/ Richard F. Sherman
                                               -------------------------

                                           P. O. Box 23146
                                           Anchorage, Kentucky 40223


State of Kentucky


County of Jefferson


     Personally came before me this 8th day of December, l994 the above named Richard F. Sherman, President of PJV, Inc. to me personally known to be the Debtor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.

                                           Charlotte L. Hendrick
                                           ------------------------------
                                           Notary Public

                                           10/27/96
                                           ------------------------------
                                           My commission expires

State of Kentucky

County of Jefferson

     Personally came before me this 8th day of December, 1994 the above named Richard F. Sherman to me personally known to be the Creditor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.



                                           /s/ Charlotte Hendrick
                                           -------------------------------
                                           Notary Public


                                                     10-27-96
                                           -------------------------------
                                           My commission expires


CFI385/16-20
11/30/94

                            SUBORDINATION AGREEMENT


TO:  NATIONAL CITY BANK, KENTUCKY ("You")
     101 South Fifth Street
     Louisville, Kentucky 40202

GENTLEMEN:

   Undersigned Richard F. Sherman (herein called "Creditor") is a creditor of PJVA, Inc., (herein called "Debtor"). Creditor understands that Debtor has requested you to extend credit to Debtor, but that you are unwilling to do so unless you first receive Creditor's subordination agreement as herein contained.

   In consideration of and as an inducement to you to, at any time or from time to time at your option, make loans or extend credit upon an instrument or writing in respect of which the Debtor may be liable in any capacity, or to grant such renewals, extensions or modifications of any thereof as you may deem advisable, it is agreed as follows:

   (1) Creditor and Debtor represent and warrant to you that:

          (a) At the date hereof the total indebtedness owing by Debtor to Creditor is $192,500.00. "Indebtedness" as used herein shall mean one-half ($96,250.00) of the current total indebtedness plus any future indebtedness of Debtor to Creditor of every kind, nature and character, which may be from time to time directly or indirectly incurred, including any negotiable instruments evidencing the same, all debts, demands, monies, indebtedness, liabilities and obligations owed or to become owing including interest, principal, costs and other charges, and all claims, rights, causes of action, judgments, decrees or other obligations of any kind whatsoever.

          (b) At your option, either the instruments evidencing said Indebtedness shall be delivered to you or the face of said instruments shall be permanently marked with the following legend:

     "Subject to that certain Subordination Agreement executed by Richard F. Sherman on the 8th day of December, addressed to National City Bank, Kentucky" and after being so marked the said instruments shall be exhibited to you.

          (c) There is no default in the Indebtedness from Debtor or Creditor or, to the knowledge of the undersigned, under any other agreements between Debtor and third parties.

   (2) Creditor agrees with you that:

          (a) The Indebtedness, except interest payments on the amount of Indebtedness existing as of the date hereof (which amount is shown above) shall be and hereby is subordinated and the payment therefor shall be deferred until the full and final payment in cash or its equivalent of any and all obligations directly or indirectly incurred (including all interest accruing before or after the date of filing of a petition by or against Debtor under any bankruptcy law) of any nature whatsoever now due to you from Debtor or which may hereafter be incurred and become due to you from Debtor (including all renewals, extensions or modifications thereof), together with your costs and expenses of collection, including attorneys' fees (all of which obligations are hereinafter called the "Obligations").

          (b) Creditor will not, without your prior written consent, assert, collect, enforce or release the Indebtedness or any part thereof or realize upon or release any collateral securing the Indebtedness or enforce any security agreement, real estate mortgage, lien instrument, or other encumbrance securing the Indebtedness or any part thereof.

          (c) Creditor will hold in trust and immediately pay to you in the same form of payment received, for application upon the amount now or hereafter owing to you by Debtor, any amount Debtor pays to Creditor on the principal amount of Indebtedness.

          (d) Creditor will forthwith deliver or cause to be delivered to you any collateral for the Indebtedness now held by Creditor or anyone on its behalf, or in the future received by it or anyone on its behalf.

          (e) Creditor agrees that it will not, without your prior written consent, commence, prosecute or participate in any administrative, legal or equitable action against the Debtor or in any administrative, legal or equitable action that might adversely affect the Debtor or its interest.

   (3) If Creditor, in violation of this Agreement, shall commence, prosecute or participate in suit, action or proceeding against Debtor, Debtor may interpose as a defense or plea the making of this Agreement and you may intervene and interpose such defense or plea in your name or in the name of Debtor. If Creditor shall attempt to enforce any security agreement, real estate mortgage, lien instrument or other encumbrance, you or Debtor may by virtue of this Agreement restrain the enforcement thereof in your name or in the name of Debtor. If Creditor obtains any asset of the Debtor as a result of any administrative, legal or equitable action, or otherwise, Creditor agrees to forthwith pay, deliver and assign to you any such assets for application upon the Obligations.

   (4) As additional security for the Obligations and in furtherance hereof, Creditor does hereby assign and transfer to you the Indebtedness as security for any and all amounts now or hereafter owing by Debtor to you, and Creditor irrevocably authorizes you or any person you may designate to collect and receive the proceeds of the Indebtedness, to do any and all things with the same power and authority that Creditor might or could have done if this Agreement had not been executed, including the filing and proving of claims in the name of you or Creditor in receiverships, and proceedings under any bankruptcy law from time to time in effect. Creditor agrees that upon your demand it will execute all documents necessary or desirable to effectuate the foregoing assignment. The net amount received by you from the Indebtedness shall be applied to the payment of the amounts due and to become due from Debtor to you, and the excess, if any, shall be returned to Creditor.

   (5) Debtor agrees with you that it will not, without your prior written consent, pay to Creditor any sum on account of the Indebtedness or execute or deliver any negotiable instrument as evidence of the Indebtedness or any part thereof.

   (6) Creditor agrees that you may grant extensions of the time of payment or performance, make compromises, including releases of collateral, and settlements with Debtor and all other persons, and take or omit to take or waive any action you deem appropriate with respect to the Obligations without the consent of Debtor or Creditor and without affecting the agreements of Creditor or Debtor hereunder.

   (7) If at any time hereafter you shall, in your own judgment, determine to discontinue the extension of credit to Debtor, you may do so. This Agreement shall continue in full force and effect until Debtor shall have satisfied all the Obligations and you shall have been paid in full on all indebtedness of any nature whatsoever that may be due to you from Debtor at present or in the future. Notwithstanding the foregoing, this Agreement shall nevertheless continue in force in the Obligations to you arising out of a revolving credit agreement or similar type arrangement shall be paid in full and subsequently additional Obligations to you shall be incurred under the same agreement or arrangement, unless Creditor, prior to Debtor's incurring of additional Obligations to you, shall have notified you in writing that its subordination is no longer effective.

   (8) Debtor agrees that it will render to you, upon demand from time to time, a statement of Debtor's account with Creditor, and that you will have the right through your designees to inspect the books of the Debtor at reasonable times.

   (9) This Agreement shall be binding upon the heirs, administrators, personal representatives, successors and assigns of Creditor and Debtor, and shall inure to the benefit of your successors and assigns.

   (10) This Agreement and the obligations which it secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, Creditor and Debtor have severally duly executed this Agreement to be effective as of the 8 day of December, 1994.

Accepted By:

NATIONAL CITY BANK, KENTUCKY                    PJVA, INC.
                                                      (Debtor)      (SEAL)

By: Thomas P. Crockett                          By: Richard F. Sherman
    -------------------------                       --------------------------
    Thomas P. Crockett

Title: Assistant Vice President                 Title:  President
       ------------------------                       -----------------------
                                                9038 West Broad Street
                                                Richmond, Virginia 23294



                                                RICHARD F. SHERMAN
                                                    (Creditor)         (SEAL)


                                                By: Richard F. Sherman
                                                    --------------------------
                                                P. O. Box 23146
                                                Anchorage, Kentucky 40223

State of Kentucky

County of Jefferson

     Personally came before me this 8th day of December, 1994 the above named Richard F. Sherman, President of PJVA, Inc. to me personally known to be the Debtor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.


                                                    Charlotte L. Hendrick
                                                    --------------------------
                                                    Notary Public

                                                             10/27/96
                                                    --------------------------
                                                    My commission expires

State of Kentucky

County of Jefferson

     Personally came before me this 8th day of December, 1994 the above named Richard F. Sherman to me personally known to be the Creditor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.

                                       /s/ Charlotte L. Hendrick
                                       -------------------------------------
                                       Notary Public


                                            10/27/96
                                       -------------------------------------
                                       My commission expires

CFI386/16-20
11/30/94

                            SUBORDINATION AGREEMENT


TO:  NATIONAL CITY BANK, KENTUCKY ("You")
     101 South Fifth Street
     Louisville, Kentucky 40202

GENTLEMEN:

     Undersigned Jack A. Laughery (herein called "Creditor") is a creditor of PJV, Inc., (herein called "Debtor"). Creditor understands that Debtor has requested you to extend credit to Debtor, but that you are unwilling to do so unless you first receive Creditor's subordination agreement as herein contained.

     In consideration of and as an inducement to you to, at any time or from time to time at your option, make loans or extend credit upon an instrument or writing in respect of which the Debtor may be liable in any capacity, or to grant such renewals, extensions or modifications of any thereof as you may deem advisable, it is agreed as follows:

     (1)  Creditor and Debtor represent and warrant to you that:

          (a) At the date hereof the total indebtedness owing by Debtor to Creditor is $183,750.00. "Indebtedness" as used herein shall mean one-half ($91,875.00) of the current total indebtedness plus any future indebtedness of Debtor to Creditor of every kind, nature and character, which may be from time to time directly or indirectly incurred, including any negotiable instruments evidencing the same, all debts, demands, monies, indebtedness, liabilities and obligations owed or to become owing including interest, principal, costs and other charges, and all claims, rights, causes of action, judgments, decrees or other obligations of any kind whatsoever.

          (b) At your option, either the instruments evidencing said Indebtedness shall be delivered to you or the face of said instruments shall be permanently marked with the following legend:

     "Subject to that certain Subordination Agreement executed by Jack A. Laughery on the 6th day of December, addressed to National City Bank, Kentucky" and after being so marked the said instruments shall be exhibited to you.

          (c) There is no default in the Indebtedness from Debtor or Creditor or, to the knowledge of the undersigned, under any other agreements between Debtor and third parties.

   (2) Creditor agrees with you that:

          (a) The Indebtedness, except interest payments on the amount of Indebtedness existing as of the date hereof (which amount is shown above) shall be and hereby is subordinated and the payment therefor shall be deferred until the full and final payment in cash or its equivalent of any and all obligations directly or indirectly incurred (including all interest accruing before or after the date of filing of a petition by or against Debtor under any bankruptcy law) of any nature whatsoever now due to you from Debtor or which may hereafter be incurred and become due to you from Debtor (including all renewals, extensions or modifications thereof), together with your costs and expenses of collection, including attorneys' fees (all of which obligations are hereinafter called the "Obligations").

          (b) Creditor will not, without your prior written consent, assert, collect, enforce or release the Indebtedness or any part thereof or realize upon or release any collateral securing the Indebtedness or enforce any security agreement, real estate mortgage, lien instrument, or other encumbrance securing the Indebtedness or any part thereof.

          (c) Creditor will hold in trust and immediately pay to you in the same form of payment received, for application upon the amount now or hereafter owing to you by Debtor, any amount Debtor pays to Creditor on the principal amount of Indebtedness.

          (d) Creditor will forthwith deliver or cause to be delivered to you any collateral for the Indebtedness now held by Creditor or anyone on its behalf, or in the future received by it or anyone on its behalf.

          (e) Creditor agrees that it will not, without your prior written consent, commence, prosecute or participate in any administrative, legal or equitable action against the Debtor or in any administrative, legal or equitable action that might adversely affect the Debtor or its interest.

   (3) If Creditor, in violation of this Agreement, shall commence, prosecute or participate in suit, action or proceeding against Debtor, Debtor may interpose as a defense or plea the making of this Agreement and you may intervene and interpose such defense or plea in your name or in the name of Debtor. If Creditor shall attempt to enforce any security agreement, real estate mortgage, lien instrument or other encumbrance, you or Debtor may by virtue of this Agreement restrain the enforcement thereof in your name or in the name of Debtor. If Creditor obtains any asset of the Debtor as a result of any administrative, legal or equitable action, or otherwise, Creditor agrees to forthwith pay, deliver and assign to you any such assets for application upon the Obligations.

   (4) As additional security for the Obligations and in furtherance hereof, Creditor does hereby assign and transfer to you the Indebtedness as security for any and all amounts now or hereafter owing by Debtor to you, and Creditor irrevocably authorizes you or any person you may designate to collect and receive the proceeds of the Indebtedness, to do any and all things with the same power and authority that Creditor might or could have done if this Agreement had not been executed, including the filing and proving of claims in the name of you or Creditor in receiverships, and proceedings under any bankruptcy law from time to time in effect. Creditor agrees that upon your demand it will execute all documents necessary or desirable to effectuate the foregoing assignment. The net amount received by you from the Indebtedness shall be applied to the payment of the amounts due and to become due from Debtor to you, and the excess, if any, shall be returned to Creditor.

   (5) Debtor agrees with you that it will not, without your prior written consent, pay to Creditor any sum on account of the Indebtedness or execute or deliver any negotiable instrument as evidence of the Indebtedness or any part thereof.

   (6) Creditor agrees that you may grant extensions of the time of payment or performance, make compromises, including releases of collateral, and settlements with Debtor and all other persons, and take or omit to take or waive any action you deem appropriate with respect to the Obligations without the consent of Debtor or Creditor and without affecting the agreements of Creditor or Debtor hereunder.

   (7) If at any time hereafter you shall, in your own judgment, determine to discontinue the extension of credit to Debtor, you may do so. This Agreement shall continue in full force and effect until Debtor shall have satisfied all the Obligations and you shall have been paid in full on all indebtedness of any nature whatsoever that may be due to you from Debtor at present or in the future. Notwithstanding the foregoing, this Agreement shall nevertheless continue in force in the Obligations to you arising out of a revolving credit agreement or similar type arrangement shall be paid in full and subsequently additional Obligations to you shall be incurred under the same agreement or arrangement, unless Creditor, prior to Debtor's incurring of additional Obligations to you, shall have notified you in writing that its subordination is no longer effective.

   (8) Debtor agrees that it will render to you, upon demand from time to time, a statement of Debtor's account with Creditor, and that you will have the right through your designees to inspect the books of the Debtor at reasonable times.

   (9) This Agreement shall be binding upon the heirs, administrators, personal representatives, successors and assigns of Creditor and Debtor, and shall inure to the benefit of your successors and assigns.

   (10) This Agreement and the obligations which it secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the Commonwealth of Kentucky.

   IN WITNESS WHEREOF, Creditor and Debtor have severally duly executed this Agreement to be effective as of the _________________ day of December, 1994.

Accepted By:

NATIONAL CITY BANK, KENTUCKY         PJV, INC.
                                           (Debtor)              (SEAL)

By:  /s/ Thomas P. Crockett          By: /s/ ????
     ---------------------------         -------------------------------
     Thomas P. Crockett

Title: Assistant Vice President      Title: President
       ------------------------             ----------------------------
                                     9038 West Broad Street
                                     Richmond, Virginia 23294


                                     JACK A. LAUGHERY
                                        (Creditor)             (SEAL)

                                     By: /s/ Jack A. Laughery
                                         -------------------------------

                                     1730 Hunter Hill Road
                                     Rocky Mount, North Carolina 27804
State of
County of

    Personally came before me this 8th day of December 1994 the above named Richard F. Sherman , President of PJV, Inc. to me personally known to be the Debtor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.


                                     Charlotte L. Hendrick
                                     ---------------------------------
                                     Notary Public

                                                 10/27/96
                                     ---------------------------------
                                     My commission expires

State of North Carolina

County of Nash

     Personally came before me this 6th day of December, 1994 the above named Jack A. Laughery to me personally known to be the Creditor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.

                                                  /S/ Trina D. Kline
            ---------------            ---------------------------------------
            TRINA D. KLINE             Notary Public
             Notary Public
            Nash County, NC
            ---------------                             8-2-98
                                       ---------------------------------------
                                       My commission expires


CFI385/1-5
11/30/94

                            SUBORDINATION AGREEMENT


TO:  NATIONAL CITY BANK, KENTUCKY ("You")
     101 South Fifth Street
     Louisville, Kentucky 40202

GENTLEMEN:

     Undersigned Jack A. Laughery (herein called "Creditor") is a creditor of PJVA, Inc., (herein called "Debtor"). Creditor understands that Debtor has requested you to extend credit to Debtor, but that you are unwilling to do so unless you first receive Creditor's subordination agreement as herein contained.

     In consideration of and as an inducement to you to, at any time or from time to time at your option, make loans or extend credit upon an instrument or writing in respect of which the Debtor may be liable in any capacity, or to grant such renewals, extensions or modifications of any thereof as you may deem advisable, it is agreed as follows:

    (1) Creditor and Debtor represent and warrant to you that:

          (a) At the date hereof the total indebtedness owing by Debtor to Creditor is $192,500.00. "Indebtedness" as used herein shall mean one-half ($96,250.00) of the current total indebtedness plus any future indebtedness of Debtor to Creditor of every kind, nature and character, which may be from time to time directly or indirectly incurred, including any negotiable instruments evidencing the same, all debts, demands, monies, indebtedness, liabilities and obligations owed or to become owing including interest, principal, costs and other charges, and all claims, rights, causes of action, judgments, decrees or other obligations of any kind whatsoever.

          (b) At your option, either the instruments evidencing said Indebtedness shall be delivered to you or the face of said instruments shall be permanently marked with the following legend:

     "Subject to that certain Subordination Agreement executed by Jack A. Laughery on the 6th day of December, addressed to National City Bank, Kentucky" and after being so marked the said instruments shall be exhibited to you.

          (c) There is no default in the Indebtedness from Debtor or Creditor or, to the knowledge of the undersigned, under any other agreements between Debtor and third parties.

     (2) Creditor agrees with you that:

          (a) The Indebtedness, except interest payments on the amount of Indebtedness existing as of the date hereof (which amount is shown above) shall be and hereby is subordinated and the payment therefor shall be deferred until the full and final payment in cash or its equivalent of any and all obligations directly or indirectly incurred (including all interest accruing before or after the date of filing of a petition by or against Debtor under any bankruptcy law) of any nature whatsoever now due to you from Debtor or which may hereafter be incurred and become due to you from Debtor (including all renewals extensions or modifications thereof), together with your costs and expenses of collection, including attorneys' fees (all of which obligations are hereinafter called the "Obligations").

          (b) Creditor will not, without your prior written consent, assert, collect, enforce or release the Indebtedness or any part thereof or realize upon or release any collateral securing the Indebtedness or enforce any security agreement, real estate mortgage, lien instrument, or other encumbrance securing the Indebtedness or any part thereof.

          (c) Creditor will hold in trust and immediately pay to you in the same form of payment received, for application upon the amount now or hereafter owing to you by Debtor, any amount Debtor pays to Creditor on the principal amount of Indebtedness.

          (d) Creditor will forthwith deliver or cause to be delivered to you any collateral for the Indebtedness now held by Creditor or anyone on its behalf, or in the future received by it or anyone on its behalf.

          (e) Creditor agrees that it will not, without your prior written consent, commence, prosecute or participate in any administrative, legal or equitable action against the Debtor or in any administrative, legal or equitable action that might adversely affect the Debtor or its interest.

     (3) If Creditor, in violation of this Agreement, shall commence, prosecute or participate in suit, action or proceeding against Debtor, Debtor may interpose as a defense or plea the making of this Agreement and you may intervene and interpose such defense or plea in your name or in the name of Debtor. If Creditor shall attempt to enforce any security agreement, real estate mortgage, lien instrument or other encumbrance, you or Debtor may by virtue of this Agreement restrain the enforcement thereof in your name or in the name of Debtor. If Creditor obtains any asset of the Debtor as a result of any administrative, legal or equitable action, or otherwise, Creditor agrees to forthwith pay, deliver and assign to you any such assets for application upon the Obligations.

     (4) As additional security for the Obligations and in furtherance hereof, Creditor does hereby assign and transfer to you the Indebtedness as security for any and all amounts now or hereafter owing by Debtor to you, and Creditor irrevocably authorizes you or any person you may designate to collect and receive the proceeds of the Indebtedness, to do any and all things with the same power and authority that Creditor might or could have done if this Agreement had not been executed, including the filing and proving of claims in the name of you or Creditor in receiverships, and proceedings under any bankruptcy law from time to time in effect. Creditor agrees that upon your demand it will execute all documents necessary or desirable to effectuate the foregoing assignment. The net amount received by you from the Indebtedness shall be applied to the payment of the amounts due and to become due from Debtor to you, and the excess, if any, shall be returned to Creditor.

     (5) Debtor agrees with you that it will not, without your prior written consent, pay to Creditor any sum on account of the Indebtedness or execute or deliver any negotiable instrument as evidence of the Indebtedness or any part thereof.

     (6) Creditor agrees that you may grant extensions of the time of payment or performance, make compromises, including releases of collateral, and settlements with Debtor and all other persons, and take or omit to take or waive any action you deem appropriate with respect to the Obligations without the consent of Debtor or Creditor and without affecting the agreements of Creditor or Debtor hereunder.

     (7) If at any time hereafter you shall, in your own judgment, determine to discontinue the extension of credit to Debtor, you may do so. This Agreement shall continue in full force and effect until Debtor shall have satisfied all the Obligations and you shall have been paid in full on all indebtedness of any nature whatsoever that may be due to you from Debtor at present or in the future. Notwithstanding the foregoing, this Agreement shall nevertheless continue in force in the Obligations to you arising out of a revolving credit agreement or similar type arrangement shall be paid in full and subsequently additional Obligations to you shall be incurred under the same agreement or arrangement, unless Creditor, prior to Debtor's incurring of additional Obligations to you, shall have notified you in writing that its subordination is no longer effective.

     (8) Debtor agrees that it will render to you, upon demand from time to time, a statement of Debtor's account with Creditor, and that you will have the right through your designees to inspect the books of the Debtor at reasonable times.

     (9) This Agreement shall be binding upon the heirs, administrators, personal representatives, successors and assigns of Creditor and Debtor, and shall inure to the benefit of your successors and assigns.

     (10) This Agreement and the obligations which it secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the Commonwealth of Kentucky.

   IN WITNESS WHEREOF, Creditor and Debtor have severally duly executed this Agreement to be effective as of the _______ day of December, 1994.


Accepted By:


NATIONAL CITY BANK, KENTUCKY          PJVA, INC.
                                            (Debtor)                  (SEAL)

By: /s/ Thomas P. Crockett            By: /s/ Richard F. Sherman
   -----------------------------         -----------------------------
        Thomas P. Crockett

Title: Assistant Vice President       Title: President
      --------------------------            --------------------------

                                      9038 West Broad Street
                                      Richmond, Virginia 23294


                                      JACK A. LAUGHERY
                                         (Creditor)                   (SEAL)

                                      By: /s/ Jack A. Laughery
                                         -----------------------------

                                      1730 Hunter Hill Road
                                      Rocky Mount, North Carolina 27804


State of Kentucky

County of Jefferson

   Personally came before me this 8th day of December, 1994 the above named Richard F. Sherman, President of PJVA, Inc. to me personally known to be the Debtor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.

                                         /s/ Charlotte L. Hendrick
                                      -----------------------------------------
                                      Notary Public

                                                      10/27/96
                                      -----------------------------------------
                                      My commission expires

State of North Carolina

County of Nash


   Personally came before me this 6th day of December, 1994 the above named Jack
A. Laughery to me personally known to be the Creditor who executed the foregoing Subordination Agreement and who after being by me duly sworn, stated and acknowledged under oath that he executed and delivered same as his free and voluntary act and deed.


                                         /s/ Trina D. Kline
                                         ---------------------------------
                                         Notary Public


                                         8-2-98
                                         ---------------------------------
                                         My commission expires



                        -------------------
                        TRINA D. KLINE
                        Notary Public
                        Nash County, NC
                        -------------------


CFI386/1-5
11/30/94